TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation – Moderate Growth VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about July 1, 2016, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) with respect to Transamerica Asset Allocation – Moderate Growth VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with J.P. Morgan Investment Management Inc. with respect to the portfolio. An information statement will be mailed to investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the portfolio’s principal investment strategies will change and there will be an additional principal risk. The portfolio will also have a new management fee schedule. These changes are described below.

The portfolio’s investment manager, TAM, investment objective and benchmark indexes will remain the same.

Effective on or about July 1, 2016, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information concerning the portfolio:

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).

The portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equities, which may include stocks and real estate securities, and approximately 30% of its net assets in fixed income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 90% of net assets or may decrease equity exposure to approximately 30%, and may increase fixed income exposure to approximately 70% of net assets or may decrease fixed income exposure to approximately 10% of net assets, subject to the portfolio’s multi-factor risk management framework. The risk management framework incorporates quantitative models and signals. Under this framework, the portfolio’s maximum equity exposure may be limited in response to individual asset class momentum signals and a portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.

In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: strategic asset allocation, underlying strategy and portfolio selection, active asset allocation and the multifactor risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights on the underlying portfolios TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of its multi-factor risk management framework, which is a quantitative driven process that makes asset class allocation recommendations and may impose a maximum equity exposure limit and require equity exposure reductions based on a set of individual asset class momentum signals and a portfolio level volatility signal.

As part of its investment process, the sub-adviser selects underlying equity and fixed income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. (See the “Underlying Portfolios” section of the prospectus.) The underlying portfolios include portfolios sub-advised by J.P. Morgan Investment Management Inc., the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios J.P. Morgan Investment Management Inc. faces a conflict of interest, because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.

Exposure to high yield bonds (commonly known as “junk bonds”) generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The subadviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

PRINCIPAL RISKS:

The portfolio will no longer be subject to “Volatility Constraints” risk but will be subject to the following additional principal risk. All other principal risks described in the prospectus and summary prospectus continue to apply.

Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or underlying portfolio level. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

SUB-ADVISER:

J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2015, J.P. Morgan Investment Management Inc. and its affiliates has $1.7 trillion in assets under management.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.

Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 1994; portfolio manager for Multi-Asset Solutions; Member of JPMAM’s long-term capital markets assumptions committee

Grace Koo, Ph.D.	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Caitlin Gerdes	J.P. Morgan Investment Management Inc.

Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2009; portfolio manager for Multi-Asset Solutions; client portfolio manager for Multi-Asset Solutions; client portfolio manager for Global Fixed Income.

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions

MANAGEMENT FEES:

Effective on or about July 1, 2016, TAM will receive compensation, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below.

First $10 billion	0.12%
In excess of $10 billion	0.10%

STATEMENT OF ADDITIONAL INFORMATION

Appendix B – Portfolio Managers

The following is added to J.P. Morgan Investment Management Inc.’s Conflicts of Interest Disclosure

JP Morgan faces a conflict of interest in allocating the assets of the Transamerica Asset Allocation - Conservative VP, Growth VP, Moderate Growth VP, Moderate VP, and International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it subadvises.

JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.

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Investors Should Retain this Supplement for Future Reference

April 15, 2016